Exhibit 99.2

RNR Production, Land and Cattle Company, Inc.

14531 Highway 377 South,

Fort Worth, Texas 76126

October 27, 2011

TEL Offshore Trust Partnership

c/o Chevron U.S.A. Inc.

1400 Smith Street

Houston, Texas 77002

Attention: Manager, Acquisitions and Divestitures

Facsimile: (866) 741-5436

with a copy to:

TEL Offshore Trust

c/o The Bank of New York Mellon Trust Company, N.A.

919 Congress Avenue

Austin, Texas 78701

Attention:  Michael J. Ulrich

Facsimile:  (512) 236-9275

with a copy to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention:  W. Lance Schuler

Facsimile:  (713) 238-7193

Re:                             Letter Agreement concerning Purchase and Sale of Overriding Royalty Interests Outer Continental Shelf, Gulf of Mexico

Ladies and Gentlemen:

This letter agreement (this “Agreement”), when accepted by the parties, will set forth the agreement between TEL Offshore Trust Partnership, a Texas general partnership, whose address is 1400 Smith Street, Houston, Texas 77002 (“Seller”), and RNR Production, Land and Cattle Company, Inc., a Texas corporation, whose address is 14531 Highway 377 South, Fort Worth, Texas 76126 (“Purchaser”).  Seller and Purchaser are hereinafter sometimes referred to individually as a “Party” or collectively as the “Parties”.

Recitals

A.                                   Pursuant to that certain Conveyance of Overriding Royalty Interests (“Conveyance”) from Tenneco Exploration, Ltd., as Assignor, to Seller, as Assignee, dated January 13, 1983, but effective as of January 1, 1983, and filed in the Non-Required Filings with the Gulf of Mexico Regional Office of the Minerals Management Service (now called the Bureau

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of Ocean Energy Management), Seller acquired overriding royalty interests in and to the Minerals (as defined in the Conveyance) in and under and produced and saved from the lands covered by the leases described in Exhibit “A” attached to and made a part of the Conveyance, together with any renewals or extensions thereof, and any leases taken in replacement thereof in accordance with Article IV of the Conveyance (collectively the “Leases”), equal to twenty-five percent (25%) of the Net Proceeds attributable to the Subject Interests, as each of those terms is defined in the Conveyance, subject to all the terms and conditions contained in the Conveyance (such overriding royalty interests being collectively referred to herein as the “Overriding Royalty Interests”).

B.                                     Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller an undivided twenty (20%) interest of Seller’s right, title and interest in and to the Overriding Royalty Interests (the “Specified Interest”), upon and subject to the terms and conditions of this Agreement.

1.                                      Purchase Price; Closing; and Option.

(a)                                  Purchase and Sale.  Seller agrees to sell and convey and Purchaser agrees to purchase and pay for the Specified Interest, effective as of the Effective Date and subject to the terms and conditions of this Agreement.

(b)                                 Purchase Price. The purchase price (the “Purchase Price”) for the Specified Interest will be One Million Six Hundred Thousand Dollars and No/100 Dollars ($1,600,000.00), to be paid, at the Closing (as hereinafter defined) of this transaction, by cashier’s check, wire transfer or otherwise immediately available funds.

(c)                                  Closing.  The “Closing” shall be the actual delivery and acceptance by and between Seller and Purchaser of the Partial Assignment of Overriding Royalty Interests attached hereto as Exhibit “A” (the “Assignment”) and the Certificate of Non-Foreign Status attached hereto as Exhibit “B” and simultaneous payment by Purchaser of the Purchase Price.  The Closing will take place in the offices of Purchaser at 10:00 a.m. on the date of this Agreement, or at such other time and place as the Parties may agree.

(d)                                 Effective Date.  The purchase and sale of the Specified Interest shall be effective as of the August 1, 2011, at 7:00 a.m., Central Time (the “Effective Date”).

(e)                                  Option.  At the Closing, Seller shall grant Purchaser an option to purchase an additional portion of Seller’s right, title and interest in the Overriding Royalty Interests, pursuant to the terms and conditions of the Option Agreement attached hereto as Exhibit “C”.

2.                                      Representations and Warranties of Seller. Seller represents and warrants to Purchaser that:

(a)                                  Organization and Good Standing.  Seller is a partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite partnership power and authority to carry on its business as such business is currently conducted.  Seller is

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October 27, 2011

duly licensed or qualified to do business as a foreign partnership and is in good standing in all other jurisdictions in which the character of the properties and assets owned or leased by it or the nature of the business conducted by it requires it to be so licensed or qualified.

(b)                                 Authority.  Seller has all necessary and appropriate partnership authority, including all authority required under the Agreement of General Partnership of Seller and the Trust Agreement of the TEL Offshore Trust, to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby.

(c)                                  Valid and Binding Agreement.  This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(d)                                 Non-Contravention.  The execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a violation of any provision of the Agreement of General Partnership of Seller or the Trust Agreement of the TEL Offshore Trust in any material respect, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its properties may be bound, or (c) violate any applicable law, rule or regulation binding upon Seller.

(e)                                  Approvals.  When exercising authority granted under the Agreement of General Partnership of Seller and the Trust Agreement of the TEL Offshore Trust, no consent, approval, order, or authorization of, or declaration, filing (other than post-Closing filings with the Bureau of Ocean Energy Management and parishes and counties as contemplated herein, or in the documents contemplated hereby), or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by Seller of the transactions contemplated hereby and thereby.

(f)                                    Defensible Title.  Seller has defensible title to one hundred percent (100%) of the Overriding Royalty Interests, and such title is free and clear of any defect in title arising by,

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through or under Seller.  Notwithstanding the foregoing representation or any other provision of this Agreement, as of the Effective Date, Purchaser’s remedies with respect to defects in title shall be limited to recourse against Seller on the special warranty of title contained in the Assignment, except that Purchaser shall have full rights of subrogation to all covenants and warranties of title by parties heretofore given or made to Seller or Seller’s predecessors-in-title as set forth in the Assignment.

(g)                                 Status of Leases.  The Leases listed on Exhibit “D” were shown as active and in force by the Bureau of Ocean Energy Management as of the Effective Date.  To Seller’s knowledge, such Leases constitute each and every lease currently burdened by the Overriding Royalty Interests as of the Effective Date.

(h)                                 Accounts; Excess Production Costs.  As of the Effective Date, there are no dollars held in the Disputed Price Reserve Account (as defined in the Conveyance) and $1,000 is held in the Special Costs Reserve Account (as defined in the Conveyance).  As of the Effective Date, there are $4,167,984.04 in Excess Production Costs (as defined in the Conveyance) against the Leases in which Chevron U.S.A. Inc. holds a working interest as of the Effective Date.

(i)                                     Disclosure; Absence of Changes.  To Seller’s knowledge, the information set forth with respect to the Overriding Royalty Interests under Part I, “Description of the Royalty Properties” and Part II, “Operations” and “Years 2010 and 2009” of the Form 10-K of TEL Offshore Trust for the year ended December 31, 2010 filed with the United States Securities and Exchange Commission (the “SEC”) was true and correct in all material respects at the time of filing thereof with the SEC and did not, at the time it was so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, except as set forth in subsequent filings with the SEC by the TEL Offshore Trust, no event has occurred since the date of the filing of such Form 10-K that would dilute the Subject Interests burdened by the Overriding Royalty Interests (other than that certain agreement for redevelopment relating to one of the Leases (Eugene Island 339) entered into by Chevron U.S.A. Inc. described in such filings with the SEC, covering a portion of certain of the Leases (the “Participation Agreement”)).

(j)                                     Participation Agreement.  To Seller’s knowledge, the Participation Agreement is in full force and effect and no material default under the Participation Agreement has occurred and is continuing.

(k)                                  Taxes.  All federal, state and local ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of the Overriding Royalty Interests attributable to all periods prior to January 1, 2011 and to the period of January 1, 2011 through the Effective Date and then due and owing by the Partnership have been paid, except to the extent their validity is being contested in good faith in the ordinary course of business by appropriate action.

(l)                                     Legal Action.  To Seller’s knowledge, there are no pending suits, actions, or other proceedings in which Seller is a party which affect the Overriding Royalty Interests or the

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execution and delivery of this Agreement or the consummation of the transactions contemplated hereby

(m)                               Bankruptcy.  There are no bankruptcy, reorganization or creditor arrangement proceedings pending, being contemplated by or, to the knowledge of Seller, threatened against Seller.

(n)                                 Broker’s Fees.  Seller has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Purchaser shall have any responsibility whatsoever.

3.                                      Representations and Warranties of Purchaser. Purchaser represents and warrants to Purchaser that:

(a)                                  Organization and Good Standing.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite corporate power and authority to carry on its business as such business is currently conducted.  Purchaser is duly licensed or qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the character of the properties and assets owned or leased by it or the nature of the business conducted by it requires it to be so licensed or qualified.

(b)                                 Authority.  Purchaser has all necessary and appropriate corporate authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Purchaser in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby.  The execution, delivery, and performance by Purchaser of this Agreement and each other agreement, instrument, or document executed or to be executed by Purchaser in connection with the transactions contemplated hereby to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action of Purchaser.

(c)                                  Valid and Binding Agreement.  This Agreement has been duly executed and delivered by Purchaser and constitutes, and each other agreement, instrument, or document executed or to be executed by Purchaser in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Purchaser and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Purchaser, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(d)                                 Non-Contravention.  The execution, delivery, and performance by Purchaser of this Agreement and each other agreement, instrument, or document executed or to be executed by Purchaser in connection with the transactions contemplated hereby to which it is a party and the

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consummation by it of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a violation of any provision of the bylaws and articles of organization (or applicable equivalent organizational documents) of Purchaser, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties may be bound, or (c)  violate any applicable law, rule or regulation binding upon Purchaser.

(e)                                  Approvals.  No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Purchaser in connection with the execution, delivery, or performance by Purchaser of this Agreement and each other agreement, instrument, or document executed or to be executed by Purchaser in connection with the transactions contemplated hereby to which it is a party or the consummation by Purchaser of the transactions contemplated hereby and thereby.

(f)                                    Legal Action.  There are no pending suits, actions, or other proceedings in which Purchaser is a party which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(g)                                 Broker’s Fees.  Purchaser has incurred no liability, contingent or otherwise, for brokers’ or finders ‘ fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

4.                                      Survival.  The representations and warranties of the Parties under this Agreement shall survive the Closing until and including December 31, 2012; provided, however, the representations and warranties set forth in Section 2(a), 2(b), 2(c), 2(e), 2(k), and 2(m) (collectively, the “Seller Fundamental Representations”) shall survive the Closing indefinitely.  The covenants and agreements of the Parties contained in this Agreement shall survive the Closing in accordance with their respective terms until such covenant or agreement has been performed.  The applicable period set forth above in this Section 4 for each such representation, warranty, covenant and agreement is referred to herein as the “Survival Period.”  The parties intend to modify the statute of limitations and agree that no claims or causes of action may be brought against Seller or Purchaser based upon, directly or indirectly, any of the representations, warranties, covenants or agreements contained in this Agreement after the applicable Survival Period.  For the avoidance of doubt, the special warranty of title contained in the Assignment shall survive the Closing indefinitely.

5.                                      Indemnities.

(a)                                  Seller’s Indemnities.  Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to indemnify and defend Purchaser against, and hold Purchaser harmless from, any loss, damage or expense (including reasonable attorneys’ fees) sustained by Purchaser arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties or covenants made by Seller in this Agreement.

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(b)                                 Purchaser’s Indemnities.  Upon the terms and subject to the conditions set forth in this Agreement, Purchaser agrees to indemnify and defend Seller against, and hold Seller harmless from, any loss, damage or expense (including reasonable attorneys’ fees) sustained by Seller arising out of or resulting from any inaccuracy in or breach of any of the representations, warranties or covenants made by Purchaser in this Agreement.

(c)                                  Limitations.  In no event shall a Party’s aggregate obligation to indemnify the other Party pursuant to Sections 5(a) and 5(b), as the case may be, exceed fifty percent (50%) of the Purchase Price; provided, however, the foregoing limitation shall not be applicable to the Seller Fundamental Representations (provided, however, in no event shall a Party’s aggregate obligation to indemnify the other Party pursuant to Sections 5(a) and 5(b), as the case may be, exceed the Purchase Price), the special warranty of title contained in the Assignment, or the obligations (including, indemnity obligations) of the Parties contained in the Assignment.  A Party shall be obligated to indemnify the other Party only for those claims giving rise to losses, damages and expenses as to which the indemnified party has given the indemnifying party written notice thereof prior to the end of the applicable Survival Period.  Any written notice so delivered shall set forth with as much specificity as is reasonably practicable the basis of the claim and, to the extent reasonably practicable, a reasonable estimate of the amount of such claim.

(d)                                 Third Party Indemnification.  The above indemnity obligations of the Parties, in either case resulting from the assertion of liability by third parties (each, as the case may be, a “Claim”), shall be subject to the following terms and conditions:

(i) any Party against whom any Claim is asserted shall give the indemnifying party written notice of any such Claim promptly after learning of such Claim, and the indemnifying party may, at its option, undertake the defense of such Claim by representatives of its own choosing.  Failure to give prompt notice of a Claim shall not affect the indemnifying party’s obligations under this Section 5, except to the extent the indemnifying party is prejudiced by such failure to give prompt notice.  If the indemnifying party, within 30 days after notice of any such Claim, fails to assume the defense of such Claim, the Party against whom such Claim has been made shall (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such Claim on behalf of and for the account and risk, and at the expense, of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such Claim at any time prior to settlement, compromise or final determination of such Claim;

(ii) anything in this Section 5 to the contrary notwithstanding, the indemnifying party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Seller or Purchaser, as the case may be, of a written release from all liability in respect of such action, suit or proceeding; otherwise only with the prior written consent of Seller or Purchaser, as the case may be, which consent shall not be unreasonably withheld, delayed or conditioned.  The indemnified party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment; and

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(iii) the indemnifying party and the indemnified party shall cooperate in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought under this Section 5.

(e)                                  Sole Remedy.  Other than claims related to fraud or the willful misconduct of the Parties, the Parties agree that, from and after the Closing, the sole and exclusive remedy of either Party with respect to this Agreement or any other claims relating to the events giving rise to this Agreement shall be limited to the indemnification provisions set forth in Section 5 and, in furtherance of the foregoing, each of the Parties, on behalf of itself and its affiliates, waives and releases the other Party from, to the fullest extent permitted under any applicable law, any and all rights, claims and causes of action it or its affiliates may have against the other Party with respect to the foregoing matters, except as provided by this Agreement.  Provided, however, this provision and the other indemnification provisions set forth in Section 5 shall not in any way limit the remedies available for a breach of the special warranty of title contained in the Assignment, a breach of the obligations (including, indemnity obligations) of the Parties contained in the Assignment, or claims related to fraud or the willful misconduct of the Parties.

6.                                      Expenses.  Seller shall bear, as a credit to Purchaser at Closing, any and all reasonable out-of-pocket expenses and costs actually incurred in connection with the negotiation and completion of the transactions contemplated hereby, including, without limitation, all reasonable legal, due diligence and other transaction expenses and costs of Purchaser, provided, that, in no event shall Seller be liable to Purchaser for any such expenses and costs in excess of an aggregate of $50,000.  Purchaser shall provide to Seller supporting documentation for all such expenses and costs at Closing.

7.                                      Choice of Law and ADR Provisions.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO ITS RULES REGARDING CONFLICTS OF LAWS, AND ANY DISPUTE BETWEEN THE PARTIES FOR THIS TRANSACTION SHALL BE ADMINISTERED UNDER THE ADR PROVISIONS MADE EXHIBIT E”.

8.                                      No Assignment.  No assignment of this Agreement or any of the rights or obligations set forth herein by a Party shall be valid without the specific written consent of the other Party.

9.                                      Further Assurances.  The Parties hereto agree to execute, acknowledge, and deliver, as appropriate, such other and further instruments, documents, and assurances as the other of them may reasonably require to effectuate the purpose and intent of this Agreement.

10.                               Severability. If any term or other provision of this Agreement is held invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either Party.

11.                               Entire Agreement.  This Agreement supersedes all prior written or oral agreements between the parties with respect to the transactions contemplated herein, and is intended as a

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complete and exclusive statement of the terms of the agreement between the parties with respect to the transactions contemplated herein.

12.                               Counterpart Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of such together shall constitute one and the same instrument.

13.                               Liability.  Any liability of the Partnership under this Agreement is the liability of the Partnership only and is in no respect whatsoever the obligation of any of the partners of the Partnership, the trustees of the TEL Offshore Trust or the owners of units of the TEL Offshore Trust.  Purchaser is dealing with the Partnership and is doing so in reliance solely upon the assets of the Partnership and not upon such partners, trustees or the owners of such units, none of which shall have any personal liability to Purchaser.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, NEITHER OF THE PARTIES OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS, EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES OR SUCCESSORS OR ASSIGNS SHALL BE ENTITLED TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF THE PARTIES, FOR ITSELF AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, OFFICERS, MEMBERS, PARTNERS, EMPLOYEES, DIRECTORS, AGENTS, REPRESENTATIVES AND SUCCESSORS AND ASSIGNS, HEREBY EXPRESSLY WAIVES ANY RIGHT TO LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[END OF PAGE.  SIGNATURES TO FOLLOW.]

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Should the terms and provisions of this Agreement meet with your approval, please signify your acceptance by signing in the space provided below.

Yours truly,

RNR PRODUCTION, LAND AND CATTLE COMPANY, INC.

By:	/s/ Roy T. Rimmer, Jr.
Roy T. Rimmer, Jr., President

ACCEPTED AND AGREED TO THIS 27th
DAY OF OCTOBER, 2011.

TEL OFFSHORE TRUST PARTNERSHIP

By: Chevron U.S.A. Inc., its managing general partner

By:	/s/ R. Jeff Kolb
R. Jeff Kolb, Assistant Secretary

TEL Offshore Trust Partnership

October 27, 2011

EXHIBIT “D”

Leases

Lease Number	Area and Block	Location

OCS-0577	Eugene Island 208 (NW/4)	Offshore Louisiana

OCS-0821	Ship Shoal 183*	Offshore Louisiana

OCS-G-2318	Eugene Island 339	Offshore Louisiana

OCS-G-2319	Eugene Island 342	Offshore Louisiana

OCS-G-2624	South Timbalier 36	Offshore Louisiana

OCS-G-2625	South Timbalier 37	Offshore Louisiana

*(N/2 and N/2 SW/4) and (SE/4, S/2 of SW/4, NE/4 of SW/4 and portion of S/2 of NW/4 of SW/4)

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Exhibit “E”

Choice of Law and ADR Provisions

1. GOVERNING LAW AND RESOLUTION OF DISPUTES

1.1                                 Governing Law. This Agreement is governed by and interpreted under the law of the State of Texas for matters governed by this law, without regard to the jurisdiction’s choice of law rules, except that the substantive and procedural rules of the Federal Arbitration Act, 9 U.S.C. §§ 1-16 (“the Act”).

1.2                                 Resolution of Disputes. If any dispute arises out of or in relation to this Agreement, for remedies other than those of injunctive relief or specific performance, and if the dispute cannot be settled by direct negotiations, either Party may initiate mediation. If the Parties fail to settle the dispute within thirty days of notice of mediation, either Party may initiate binding arbitration.

1.3                                 The following provisions shall apply to arbitration proceedings pursuant to Section 1.2:

(A)                              The place of arbitration will be Houston, Texas.

(B)                                One arbitrator will conduct the arbitral proceedings in accordance with The International Institute for Conflict Prevention and Resolution (“CPR”) Rules and CPR is the appointing authority.

(C)                                The Parties will submit true copies of all documents considered relevant with their respective statement of claim or defense and any counterclaim or reply. Neither Party may compel the other to produce additional documents. The maximum number of witnesses each Party may call to give evidence is three witnesses of fact and one expert witness.

(D)                               The arbitrator does not have the power to award, nor shall the arbitrator award, any punitive, indirect or consequential damages (however denominated). Each Party will bear its own costs of legal representation and witness expenses.

(E)                                 The arbitrator must render a reasoned award in writing. The award is final and binding.

(F)                                 The dispute will be resolved as quickly as possible. The arbitration award must be issued within three months from completion of the hearing, or as soon as possible thereafter.